UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2005

URANIUM RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 South Edmonds, Suite 108, Lewisville, TX		75067
(Address of principal executive offices)		Zip Code

(972) 219-3330

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Company’s Annual Meeting was duly convened on June 1, 2005, and Proposals 1 (election of directors), 4 (reverse stock split) and 5 (ratification of independent auditors) were approved by the requisite vote of the stockholders.  The meeting was then adjourned until 9:00 a.m. local time (MDT) on Thursday, June 30, 2005 at Sheraton Old Town Hotel, 800 Rio Grande, N.W., Albuquerque, New Mexico 87104, to permit further submission of proxies on Proposals 2 (amendment of the 1995 Stock Incentive Plan to increase the number of shares of Common Stock eligible for issuance under the Plan from 4 million to 12 million) and Proposal 3 (approval of the 2004 Stock Incentive Plan authorizing the grant of options to purchase 7 million shares of Common Stock.

The Company has filed an Amendment to the Proxy Statement to correct certain statements.  The Table on page 14 of the Proxy Statement was amended to read as follows:

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2004 regarding equity compensation to the Company’s employees, officers and directors under equity compensation plans and includes the 8 million additional shares under the 1995 Plan for which stockholder approval is being sought at this Annual Meeting (of which 6.75 million shares were subject to outstanding options at December 31, 2004) and the 7 million shares under the 2004 Plan for which stockholder approval is being sought at this Annual Meeting (of which 2.988 million shares were subject to outstanding options at December 31, 2004).

Plan category	Number of shares issuable under outstanding options and rights	Weighted average exercise price	Number of shares available for future issuance
Equity compensation plans approved by security holders	3,250,096	$1.26	1,006,180
Equity compensation plans not approved by security holders	14,006,185	$0.38	9,662,000
Total	17,256,281	$0.54	10,668,180

In addition, the Amendment states that with respect to Proposals 2 and 3, page 15 and page 17 of the Proxy Statement incorrectly stated that “The approval of the holders of a majority of the shares present at the Meeting in person or by proxy (but not less than a majority of the shares necessary to constitute a quorum at a meeting of stockholders) is required . . . .”  Those statements are inaccurate.  The correct statement is contained on pages 1 and 2 of the Proxy Statement that “if a quorum is present at the Meeting . . . the affirmative vote of the majority of the shares present in Person or by Proxy at the Meeting and entitled to vote on the matter is required to (a) amend the Amended and Restated 1995 Stock Incentive Plan to increase the number of shares of Common Stock issuable thereunder to 12,000,000 (on a pre-reverse stock split basis); and (b) adopt and approve the 2004 Stock Incentive Plan authorizing the grant of options to purchase 7,000,000 shares of the Company’s Common Stock (on a pre-reverse stock split basis).”  The above-referenced statements on page 15 and page 17 of the Proxy Statement were deleted and stockholders were instructed to disregard them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANIUM RESOURCES, INC.

Date:	June 6, 2005	/s/ Thomas H. Ehrlich
Thomas H. Ehrlich
Vice President and Chief Financial Officer